UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 30, 2014.

AETNA INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 28, 2014
Date: May 30, 2014 Time: 9:30 AM Mountain Time
Location: The Ritz-Carlton, Denver
1881 Curtis Street Denver, CO 80202
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
AETNA INC. 2014 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND 2013 ANNUAL REPORT, FINANCIAL REPORT TO SHAREHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Aetna has specific requirements for attendance at the Annual Meeting, including the possession of an admission ticket issued by Aetna. Please check the proxy statement for specific requirements for meeting attendance. If you wish to vote these shares in person, you will need to provide the original “legal proxy” and request a ballot at the meeting.

Voting Items

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors

Nominees:

	1a.	Fernando Aguirre

	1b.	Mark T. Bertolini

	1c.	Frank M. Clark

	1d.	Betsy Z. Cohen

	1e.	Molly J. Coye, M.D.

	1f.	Roger N. Farah

	1g.	Barbara Hackman Franklin

	1h.	Jeffrey E. Garten

	1i.	Ellen M. Hancock

	1j.	Richard J. Harrington
	1k. 1l.	Edward J. Ludwig Joseph P. Newhouse

The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.

2.	Approval of the Appointment of the Independent Registered Public Accounting Firm

3.	To approve amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions

4.	To approve an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders

5.	Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan

6.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis

The Board of Directors recommends a vote AGAINST proposals 7A, 7B and 7C.

7A.	Shareholder Proposal on Independent Board Chair

7B.	Shareholder Proposal on Political Contributions-Board Oversight

7C.	Shareholder Proposal on Political Contribution Disclosure

NOTE: The proxies may vote in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Voting Instructions